Summary Prospectus of

► Mutual of America Variable Insurance Portfolios
Bond Portfolio
May 1, 2022
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at mutualofamerica.com/VIPprospectus. You can also get this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated May 1, 2022, are incorporated by reference into this summary prospectus.
Investment Objective. The Portfolio seeks current income, with preservation of shareholders’ capital a secondary objective.
Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy, hold and sell Portfolio shares. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses	0.81%
Acquired Fund Fees and Expenses	N/A
Total Annual Fund Operating Expenses	1.20%
Fee Waiver and/or Expense Reimbursement*	(0.75%)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.45%

*The Adviser has contractually agreed beginning as of the inception of the Portfolio to reimburse certain of the Portfolio’s expenses. From inception of the Portfolio through April 30, 2023, the Adviser will reimburse the Portfolio’s expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.45% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.
Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$46	$165	$297	$892

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recently completed fiscal year, the fund's portfolio turnover rate was 30.27% of the average value of its portfolio.
Principal Investment Strategies. The Portfolio invests primarily in publicly-traded, investment-grade debt securities.
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At least 80% of the Portfolio’s total assets are invested in investment grade securities issued by U.S. corporations or by the U.S. Government or its agencies, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities. Bonds are debt instruments that can be issued by the federal government, government agencies and subdivisions, states, cities, corporations and other institutions.
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Although the Portfolio only purchases investment-grade bonds, the Portfolio may continue to hold certain corporate bonds in the Portfolio’s portfolio that are downgraded to below investment grade, commonly referred to as “high yield” or “junk bonds.”
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The Adviser evaluates each security to be purchased and selects securities based on duration, seeking to maintain duration for the Portfolio overall within +/- 10% of the duration of its benchmark; credit quality as determined by fundamental financial analysis focused on the issuer’s ability to repay debt; and interest income anticipated to be generated.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Additionally, an investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.
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Interest Rate risk: Securities may lose value as the interest rate changes because bonds tend to decrease in value as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security. The Portfolio faces a heightened level of interest rate risk under current conditions because interest rates are at near historically low levels.
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General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Portfolio’s investments may prove to be incorrect. The Portfolio could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Portfolio’s overall investment selections or strategies fail to produce the intended results.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Corporate Debt risk: During periods of economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities.
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Mortgage risk: The duration of mortgage-related securities and interest rates tend to move together. As interest rates rise, the duration of mortgage-related securities extends and as interest rates fall, mortgage-related securities are often prepaid at a faster rate. Because of interest rate changes, it is not possible to predict the realized yield or average life of a mortgage-backed security.
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Credit risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

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Liquidity risk: The prices of debt securities may be subject to significant volatility, particularly as markets become less liquid due to limited dealer inventory of corporate bonds.
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Extension risk: Mortgage-related securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise, and this may negatively affect Portfolio returns.
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Prepayment risk: Mortgage-related securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected. This may occur when interest rates decline, and may negatively affect Portfolio returns.
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Call risk: When interest rates decline, an issuer may have an option to call the securities before maturity, resulting in reduced income.
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Zero Coupon risk: Zero coupon securities and discount notes do not pay interest prior to maturity and therefore may be more difficult to sell during periods of interest rate changes. The market value of debt securities declines as interest rates rise; therefore the Portfolio may lose value if it sells zero coupon securities prior to their maturity date.
Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Portfolio.
Below the bar chart are the Portfolio’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Portfolio’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Portfolio shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at mutualofamerica.com or by calling 800.468.3785.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Second quarter 2021	1.52%
Worst	First quarter 2021	-3.76%
Average Annual Total Returns (for periods ended December 31, 2021)
Fund/Comparative Index(es)	Past One Year	For Life of Fund	Inception Date
Bond Portfolio	-2.52%	1.19%	January 24, 2020
Bloomberg U.S. Aggregate Bond Index (Index reflects no deduction for fees and expenses)	-1.54%	2.30%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolio.
Portfolio Manager. Jacqueline Sabella, Senior Vice President of the Adviser, and portfolio manager of the fixed income investment strategy since July 2021, and portfolio manager of the mortgage-backed securities segment of the Portfolio since its inception in January 2020, is primarily responsible for the day-to-day management of the Portfolio.
Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 800.468.3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.
Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

VBP 22